UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) December 31, 2007
                                                        -----------------


                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                     333-130684-38                13-3291626
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(State or Other Jurisdiction           (Commission               (IRS Employer
of Incorporation)                      File Number)             ntification No.)

1585 Broadway, 2nd Floor
  New York, New York                                               10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (212) 761-4700
                                                    ---------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.
---------  -------------

         On July 1, 2007 MSM Mortgage Loan Trust 2007-12 (the "Issuing Entity") was created pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (the "Registrant"), LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as master servicer and securities administrator. Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on July 27, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130684, for the Issuing Entity. The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference. On October 29, 2007 a separate Current Report on Form 8-K was filed by the Registrant which included a copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Assignment, Assumption and Recognition Agreements and certain other agreements for the MSM Mortgage Loan Trust 2007-12.

         GMAC Mortgage Corporation ("GMAC") and Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc., as owner ("MSMCI" or "Owner") are parties to a Servicing Agreement, dated as of May 20, 2005 and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "GMAC Servicing Agreement"), pursuant to which GMAC has agreed to service certain Mortgage Loans on behalf of the Owner. Saxon Mortgage Services, Inc. ("Saxon") and Owner are parties to a Servicing Agreement, dated as of July 1, 2007 (the "Saxon Flow Servicing Agreement"), pursuant to which Saxon has agreed to service certain Mortgage Loans on behalf of the Owner. On December 31, 2007, the servicing of approximately 62.13% of the Mortgage Loans in the Mortgage Pool, by aggregate stated principal balance of the mortgage loans as of July 1, 2007, was transferred from GMAC and Saxon to Wells Fargo Bank, National Association ("Wells Fargo" or "Servicer").

         Pursuant to Section 9.01(b) of the Pooling and Servicing Agreement, the Owner has exercised its right to terminate GMAC and Saxon, without cause, as servicer for the Issuing Entity. Pursuant to a Flow Servicing Rights Purchase and Sale Agreement dated as of May 12, 2005, as amended, between the Owner, as seller and Wells Fargo, as purchaser (the "Purchase Agreement"), Wells Fargo purchased the servicing rights from the Owner for fair market value. Wells Fargo has agreed to service the Mortgage Loans, subject to the terms of that certain Seller's Warranties and Servicing Agreement dated as of April 1, 2006 (the "Underlying Servicing Agreement"), by and between the Owner and Wells Fargo, as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of December 1, 2007 (the "AAR" and, together with the Underlying Servicing Agreement, the "Servicing Agreement"), among the Owner, Wells Fargo and Trustee and acknowledged by the Master Servicer and the Registrant. The AAR is annexed hereto as Exhibit 99.1a and the Underlying Servicing Agreement is annexed hereto as Exhibit 99.1b.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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


         Information relating to Wells Fargo as a servicer is summarized below. The information set forth below has been provided by Wells Fargo, and none of the Registrant, the Issuing Entity, the Master Servicer, the Trustee or any person other than Wells Fargo makes any representation as to the accuracy or completeness of such information.


Servicing Experience and Procedures of Wells Fargo Bank

     Servicing Experience

     Wells Fargo Bank, N.A. ("Wells Fargo Bank") is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

     Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes Alt-A Prime Fixed Rate Loans, Alt-A Prime Adjustable Rate Loan, Alt-A Minus Fixed Rate Loans and Alt-A Minus Adjustable Rate Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.37 trillion as of the end of 2006.


     Wells Fargo Bank currently services Alt-A Prime Mortgage Loans in the same manner as it services mortgage loans originated pursuant to its "prime" underwriting guidelines. The table below sets forth for each of the dates indicated the number and aggregate unpaid principal balance of first lien, non-subprime, residential mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae or Freddie Mac and certain mortgage loans serviced for the Federal Home Loan Banks, mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer):

               As of                           As of                             As of
         December 31, 2004(1)            December 31, 2005(1)              December 31, 2006(2)
       ----------------------            --------------------              --------------------
                       Aggregate                           Aggregate                         Aggregate
                         Unpaid                              Unpaid                            Unpaid
                       Principal                           Principal                         Principal
    No. of Loans  Balance of Loans      No. of Loans  Balance of Loans    No. of Loans  Balance of Loans
       498,174    $166,028,382,042      634,103       $229,014,862,911     646,723       $258,646,782,192

    -----------------------------------
(1) Includes mortgage loans originated pursuant to Wells Fargo Bank's underwriting guidelines for Alt-A Minus Mortgage Loans.
(2) Excludes mortgage loans originated pursuant to Wells Fargo Bank's underwriting guidelines for Alt-A Minus Mortgage Loans.


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


     Servicing Procedures

     Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

     Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

     When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness


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


to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

     Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

     If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

     Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

     Wells Fargo Bank, in its capacity as servicer, has delivered its 2006 assessment of compliance under Item 1122 of Regulation AB. In its assessment, Wells Fargo Bank reported that it had complied, in all material respects, with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB as of and for the year ended December 31, 2006 with respect to the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage Division, except for the following:

     (i) 1122(d)(3)(i) - Delinquency Reporting - For certain loans originated by third parties and sub-serviced by Wells Fargo Bank or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo Bank determined it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. The incomplete reporting only affected securitizations that included delinquent loans. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided. Wells Fargo Bank subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.

     (ii) 1122(d)(4)(vii) - Notification of Intent to Foreclose - Wells Fargo Bank determined that, as required by certain servicing agreements, it did not provide mortgage loan purchasers with prior notifications of intent to foreclose. While mortgage loan purchasers received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney. A new process is being implemented to send such notifications if contractually required, unless an mortgage loan purchaser opts out in writing.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Exhibits: Page:

Exhibit 99.1a Omnibus Assignment, Assumption and Recognition Agreement, dated as of December 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo Bank, National Association, as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 99.1b Seller's Warranties and Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 4, 2008


                                             MORGAN STANLEY CAPITAL I INC.


                                             By:   /s/ Valerie Kay
                                             ----------------------------------
                                             Name:  Valerie Kay
                                             Title:  Executive Director



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

                                 Exhibit Index

Exhibit Index

Item 601(a)                    Description                  Paper (P) or
of Regulation                                               Electronic (E)
S-K

    99.1a       Omnibus Assignment, Assumption and                   E
                Recognition Agreement, dated as of
                December 1, 2007, among Morgan Stanley
                Mortgage Capital Holdings LLC, Wells
                Fargo Bank, National Association, as
                servicer, and LaSalle Bank National
                Association, as trustee, and acknowledged by Wells Fargo Bank, National
                Association, as master servicer and
                securities administrator.

    99.1b       Seller's Warranties and Servicing                    E
                Agreement, dated as of April 1, 2006,
                between Morgan Stanley Mortgage Capital
                Holdings LLC and Wells Fargo Bank,
                National Association.










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